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                                                                    EXHIBIT 23.1




                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 333-_____) of our reports dated February 10, 1998, on our audits of the consolidated financial statements and financial statement schedule of Southwest Bancorporation of Texas, Inc. and Subsidiary.





                              COOPERS & LYBRAND L.L.P.


Houston, Texas
June 1, 1998